November 2023 Third Quarter 2023 Earnings Call Exhibit 99.2

Forward Looking Statement Statements contained in this presentation that state the Partnership’s or management’s expectations or predictions of the future are forward-looking statements. The words “believe,” “expect,” “should,” “intends,” “anticipates”, “estimates,” “target” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see CrossAmerica’s annual reports on Form 10-K, quarterly reports on Form 10-Q and other reports filed with the Securities and Exchange Commission and available on the Partnership’s website at www.crossamericapartners.com. If any of these factors materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflects our current views as of the date of this presentation with respect to future events. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise.

CrossAmerica Business Overview Charles Nifong, CEO & President

Third Quarter Operations Motor Fuel Gross Profit from the Wholesale Segment declined 4% $18.8 million in 3Q23 versus $19.5 million in 3Q22 Driven by a 7% decline in fuel margin, partially offset by a 2% increase in volume Fuel margin cpg was 8.6 cents in 3Q23 versus 9.2 cents in 3Q22 Impacted by lower cost of fuel and terms discounts on certain gallons during the quarter Wholesale fuel volume distributed for 3Q23 was 217.3 million gallons (prior year Q3: 212.7 million gallons) Volume increase was primarily driven by the Community Service Stations, Inc. assets acquired during the fourth quarter of 2022, partially offset by the conversion of certain lessee dealers Total Wholesale Segment Gross Profit decreased 4% ($32.9 million for 3Q23 versus $34.1 million for 3Q22) Retail Segment’s Gross Profit declined 16% year-over-year $67.6 million in 3Q23 versus $80.6 million in 3Q22 Gross Profit decrease driven by motor fuel (-34%), partially offset by merchandise (+23%) Fuel margin per gallon, before deducting for credit card fees and commissions, for the retail segment of 37.2 cents in 3Q23 compared to 53.4 cents per gallon in 3Q22 Retail fuel volume for 3Q23 increased 4% when compared to 3Q22 (132.2 million gallons sold in 3Q23 versus 126.7 million gallons in 3Q22) Merchandise and Other Gross Profit rose 24% year over year; same store merchandise sales excluding cigarettes increased 9% year over year Merchandise gross profit percentage increase to 28.7% for 3Q23 compared to 27.1% for 3Q22

CrossAmerica Financial Overview Maura Topper, Chief Financial Officer

Third Quarter Results Summary OPERATING RESULTS (in thousands, except for distributions per unit and coverage) Three Months ended Sept 30, 2023 2022 % Change Net Income $12,292 $27,593 (55%) Adjusted EBITDA $44,209 $62,167 (29%) Distributable Cash Flow $31,389 $50,869 (38%) Weighted Avg. Diluted Units 38,139 39,038 (2%) Distribution Paid per LP Unit $0.5250 $0.5250 0% Distributions Paid $19,934 $19,913 0% Distribution Coverage (Paid Basis – current quarter) 1.57x 2.55x (38%) Distribution Coverage (Paid Basis – trailing twelve months) 1.43x 1.74x (18%) Note: See the reconciliation of Adjusted EBITDA and Distributable Cash Flow (or “DCF”) to net income and the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation.

Capital Strength Capital Expenditures Q3 2023 capital expenditures of $10.4 million, including $8.5 million of growth capex Growth capital projects during the quarter included certain image upgrades that will be funded primarily through incentives from our fuel suppliers Credit Facility and Leverage Credit Facility balance at 9/30/23: $762.5 million Leverage ratio at 4.35x at 9/30/23 Effective interest rate of 4.9% at 9/30/23 with benefit of interest rate swaps

Appendix Third Quarter 2023 Earnings Call

Non-GAAP Financial Measures Non-GAAP Financial Measures We use the non-GAAP financial measures EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio. EBITDA represents net income before deducting interest expense, income taxes and depreciation, amortization and accretion (which includes certain impairment charges). Adjusted EBITDA represents EBITDA as further adjusted to exclude equity-based compensation expense, gains or losses on dispositions and lease terminations, net and certain discrete acquisition related costs, such as legal and other professional fees, separation benefit costs and certain other discrete non-cash items arising from purchase accounting. Distributable Cash Flow represents Adjusted EBITDA less cash interest expense, sustaining capital expenditures and current income tax expense. The Distribution Coverage Ratio is computed by dividing Distributable Cash Flow by distributions paid on common units. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio are used as supplemental financial measures by management and by external users of our financial statements, such as investors and lenders. EBITDA and Adjusted EBITDA are used to assess our financial performance without regard to financing methods, capital structure or income taxes and the ability to incur and service debt and to fund capital expenditures. In addition, Adjusted EBITDA is used to assess the operating performance of our business on a consistent basis by excluding the impact of items which do not result directly from the wholesale distribution of motor fuel, the leasing of real property, or the day to day operations of our retail site activities. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio are also used to assess the ability to generate cash sufficient to make distributions to our unitholders. We believe the presentation of EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio provides useful information to investors in assessing the financial condition and results of operations. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio should not be considered alternatives to net income or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio have important limitations as analytical tools because they exclude some but not all items that affect net income. Additionally, because EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio may be defined differently by other companies in our industry, our definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Non-GAAP Reconciliation The following table presents reconciliations of EBITDA, Adjusted EBITDA, and Distributable Cash Flow to net income, the most directly comparable U.S. GAAP financial measure, for each of the periods indicated (in thousands, except for per unit amounts):     Beginning in 2022, we reconcile Adjusted EBITDA to Net income rather than to Net income available to limited partners. The difference between Net income and Net income available to limited partners is that, beginning in the second quarter of 2022, the accretion of preferred membership interests issued in late March 2022 is a deduction from Net income in computing Net income available to limited partners. Because Adjusted EBITDA is used to assess our financial performance without regard to capital structure, we believe Adjusted EBITDA should be reconciled with Net income, so that the calculation isn’t impacted by the accretion of preferred membership interests. This approach is comparable to our reconciliation of Adjusted EBITDA to Net income available to limited partners in past periods, as we have not recorded accretion of preferred membership interests in past periods. Relates to certain discrete acquisition related costs, such as legal and other professional fees, separation benefit costs and certain purchase accounting adjustments associated with recently acquired businesses. Under the Partnership Agreement, sustaining capital expenditures are capital expenditures made to maintain our long-term operating income or operating capacity. Examples of sustaining capital expenditures are those made to maintain existing contract volumes, including payments to renew existing distribution contracts, or to maintain our sites in conditions suitable to lease, such as parking lot or roof replacement/renovation, or to replace equipment required to operate the existing business.     Three Months Ended September 30,     Nine Months Ended September 30,       2023     2022     2023     2022   Net income (a)   $ 12,292     $ 27,593     $ 25,849     $ 46,606   Interest expense     10,559       8,351       33,254       22,333   Income tax expense     1,468       3,815       2,603       1,843   Depreciation, amortization and accretion expense     19,096       21,329       58,214       61,523   EBITDA     43,415       61,088       119,920       132,305   Equity-based employee and director compensation expense     961       654       2,084       1,608   (Gain) loss on dispositions and lease terminations, net     (287)     318       (5,220)     620   Acquisition-related costs (b)     120       107       1,361       985   Adjusted EBITDA     44,209       62,167       118,145       135,518   Cash interest expense     (10,078)     (7,668)     (30,448)     (20,280) Sustaining capital expenditures (c)     (1,837)     (1,974)     (5,322)     (5,191) Current income tax expense     (905)     (1,656)     (1,458)     (2,519) Distributable Cash Flow   $ 31,389     $ 50,869     $ 80,917     $ 107,528   Distributions paid on common units     19,934       19,913       59,777       59,713   Distribution Coverage Ratio (a)   1.57x     2.55x     1.35x     1.80x